United States Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 21, 2004

FIRST INDIANA CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	0-14354	35-1692825

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

135 North Pennsylvania Street, Indianapolis, IN	46204

(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code: (317) 269-1200

Not applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

        On January 21, 2004, First Indiana Corporation announced the declaration of a quarterly dividend.

        Pursuant to General Instruction F to Form 8-K, the press release issued January 21, 2004 concerning this financial data is incorporated herein by reference and is attached hereto as Exhibit 99.

Item 7. Financial Statements and Exhibits

Exhibit

99 Press Release dated January 21, 2004

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Indiana Corporation

Date: January 21, 2004	By:	/s/ William J. Brunner

William J. Brunner
Chief Financial Officer